UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: January 31, 2012

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund January 31, 2012

An investment for your future.®	114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.

Dear Green Century Funds Shareholder:

The U.S. stands at an energy crossroads in part due to the vast natural gas reserves now accessible through the process of hydraulic fracturing (fracking). Though its abundant supply and falling price makes natural gas an attractive option to many in the short-term, the environmental risks inherent in this drilling process call into question its place in a more sustainable energy future.

Green Century Capital Management’s (Green Century) approach to environmental investing encourages conservation and the efficient use of the greenest energy available while investing in companies developing sustainable renewable power for the long-term. We want to ensure that even if the country moves to the cleanest fossil fuels as a bridge technology, we aren’t building a bridge to nowhere.

We believe that in the long run companies that protect the environment may be more profitable than companies that pollute. The Green Century Funds seek to invest in strong companies which we expect hold long-term environmental and shareholder value by reducing or avoiding potentially costly environmental risks. Our investment strategy is complemented by Green Century’s long-running, successful shareholder advocacy program. Since every company has room for improvement, we actively engage with companies to improve their environmental performance in the interest of minimizing risk to shareholders and the environment.

The two Green Century mutual fund portfolios are well diversified to help minimize financial risk and are anchored by environmental leaders such as:

•	Green innovators — companies that are in the business of solving environmental problems or committed to lessening their own impact on the environment; and
•	Sustainability leaders — companies selected based on in-depth research and analysis demonstrating their strong sustainability commitments.

Green Century puts parameters on the Funds to ensure we maintain a strong environmental focus and to seek to capture the long-term financial value of green companies for our investors. The Green Century Equity Fund takes a broad view of sustainability and targets investment in companies that effectively manage five key areas: environment; community and society; employees and supply chain; customers; and governance and ethics issues. The Equity Fund avoids investments in companies with significant operations in alcohol, tobacco, gambling, nuclear energy, or firearms and weapons.

The more environmentally-focused Green Century Balanced Fund seeks to support a green economy by not investing in fossil fuel production or refining companies and instead targets ownership of companies focused on developing cleaner wind, solar, energy conservation, and energy efficiency technologies. These companies are included as part of a broader portfolio of a diverse array of companies screened for environmental performance.

Recently, our shareholder engagements have addressed the real and growing concerns associated with hydraulic fracturing operations. We organized a national investor campaign to challenge major corporations to mitigate and disclose the risks associated with the process and encourage best practices be used by the sector. This spring, Green Century and other coalition partners filed shareholder resolutions at Chevron1, Chesapeake Energy1, and eight other energy companies urging them to come clean on the risks and impacts of their fracking operations. We remain vigilant in exposing these risks and committed to ensuring that increased transparency is the new standard.

Your investment in the Green Century mutual funds helps build the foundation for a clean energy future. Together, we will continue to invest capital in the innovative companies that will help power tomorrow and ensure that our long-term energy independence is built on sustainable sources.

Thank you for your investment in Green Century Funds and your partnership in building a truly renewable, sustainable, and stable green economy.

Respectfully,

Green Century Capital Management

For more regular updates on Green Century and our advocacy efforts, please consider signing up for our e-newsletter. Visit: www.greencentury.com/news/signup, email info@greencentury.com or call 1-800-93-GREEN.

THE GREEN CENTURY BALANCED FUND

The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental performance. The portfolio managers of the Balanced Fund aim to invest in companies that are in the business of solving environmental problems or that are committed to reducing their environmental impact.

	AVERAGE ANNUAL RETURN* Total expense ratio: 1.48%	Six Months	One Year	Five Years	Ten Years
December 31, 2011	Green Century Balanced Fund	–5.10%	–0.08%	0.31%	1.60%
	Lipper Balanced Fund Index[2]	–3.75%	0.74%	1.80%	4.13%
January 31, 2012	Green Century Balanced Fund	0.92%	2.61%	0.96%	2.33%
	Lipper Balanced Fund Index[2]	0.63%	3.07%	2.34%	4.61%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

During the six month period ended December 31, 2011, both the Balanced Fund and the Lipper Balanced Fund Index were down; the Balanced Fund lagged the Lipper Balanced Fund Index. For the six month period ended January 31, 2012, the Balanced Fund return was both positive and higher than the Lipper Balanced Fund Index. For the six months ended January 31, 2012, the Balanced Fund returned 0.92%, while the Lipper Balanced Fund Index returned 0.63%.

In the view of the Balanced Fund’s portfolio managers, over the twelve months ended January 31, 2012, investors have moved between despair and euphoria, with monthly stock market returns varying from -5.6% in August to +11% in October. Stock market returns were highly correlated with predictions on the fate of the Euro, as the European Union appeared to teeter on the brink of collapse in August and then appeared to stabilize politically in October. Meanwhile, U.S. economic conditions have continued along a very slow path to recovery, encouraging U.S. investors. The Federal Reserve tipped its hand and

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY

announced an anticipated extended period of low interest rates, indicating that rates will remain low through 2013. The Balanced Fund’s portfolio managers believe that a strong-growth sentiment now dominates investor thinking, and cyclical sectors such as energy, industrials, and materials have led stock market returns.

As the Balanced Fund is managed to be free of fossil fuel company holdings, the Fund does not have any holdings in the energy sector. During the twelve months ended January 31, 2012, the spot price of oil swung between a low of $85 per barrel and a high of $110, and fossil fuel energy stock performance was below that of the market. However, the clean energy/clean tech/conservation sector in which the Fund preferentially invests had an even more challenging year, with the average Balanced Fund holding in this sector down over 32%. In addition to being challenged with volatile energy prices, the clean energy companies held in the portfolio faced rapidly changing conditions in the semi-conductor and photovoltaic industries due to China’s attempts to regulate its level of economic demand.

The Fund’s equity holdings which positively contributed to its performance during the six months ended January 31, 2012 included: Lincoln Electric1, Apple1, and W. W. Grainger1, while poor performers included Hartford Financial Services1, Polypore1, and Barclays PLC1.

The Balanced Fund’s portfolio managers believe the Fund is positioned to benefit from the moderate economic growth expected in 2012. The Fund’s equity holdings are slightly weighted toward more cyclical sectors such as materials stocks, and the Fund’s bond holdings are weighted toward short to intermediate maturity and high quality bonds.

The Green Century Balanced Fund invests in the stocks and bonds of environmentally responsible corporations of various sizes, including small, medium, and large companies. The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect a single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

THE GREEN CENTURY EQUITY FUND

The Green Century Equity Fund invests essentially all of its assets in the stocks which make up the MSCI KLD 400 Social Index (the KLD 400 Index), comprised of 400 primarily large capitalization U.S. companies selected based on a comprehensive range of social and environmental sustainability criteria. The Equity Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

	AVERAGE ANNUAL RETURN* Total expense ratio: 1.25%	Six Months	One Year	Five Years	Ten Years
December 31, 2011	Green Century Equity Fund	–3.99%	0.61%	–0.73%	1.74%
	S&P 500® Index[3]	–3.69%	2.11%	–0.25%	2.92%
January 31, 2012	Green Century Equity Fund	2.39%	3.10%	–0.30%	2.20%
	S&P 500® Index[3]	2.71%	4.22%	0.33%	3.52%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

The Green Century Equity Fund returned 2.39% for the 6 month period ended January 31, 2012. The Fund closely tracked the KLD 400 Index, which returned 2.96% during the same period. The KLD 400 Index outperformed the S&P 500® Index, which returned 2.71%.

The outperformance of the KLD 400 Index relative to the S&P 500® Index was largely due to differences in sector allocation between the two indices. The KLD 400 Index has relative over-weights to the Information Technology and Health Care sectors, both of which performed well during the six month period. In addition, the KLD 400 Index also has under-weights to the Energy and Financials sectors, which had a positive effect on the KLD 400 Index relative to the S&P 500® Index.

According to an analysis by the Equity Fund’s portfolio managers, in the third quarter of 2011, U.S. equity trading was dominated by sovereign debt headlines in Europe and the U.S. The S&P 500® Index fell from 1,286.94 on August 1st to a low of 1,119.46 on August 8th after S&P announced a downgrade of its rating of U.S. sovereign debt from AAA to AA+. The Chicago Board Options Exchange Market Volatility Index spiked and remained high as concerns about possible sovereign defaults in Greece, Italy, Spain, and Portugal re-emerged. U.S. stocks recovered dramatically in October, and volatility decreased with announcements that European leaders were discussing a comprehensive solution to the continent’s fiscal problems. After a brief reversion in November, U.S. equities began to climb in December and maintained that momentum through January.

The Equity Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Equity Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2011 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN, (iii) sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN, or by e-mailing a request to info@greencentury.com.

1 As of January 31, 2012, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holding	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND
Chevron Corporation	0.00%	0.00%
Chesapeake Energy Corporation	0.00%	0.26%
Lincoln Electric Holdings, Inc	2.54%	0.06%
Apple, Inc	2.86%	0.00%
W.W. Grainger, Inc	0.77%	0.21%
Hartford Financial Services Group, Inc. (The)	0.00%	0.13%
Polypore International, Inc	0.50%	0.00%
Barclays PLC American Depository Receipt	0.00%	0.00%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. These holdings are subject to risk as described in the Funds’ Summary Prospectus and Prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 Lipper Analytical Services, Inc. (“Lipper”) is a respected mutual fund reporting service. The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.

3 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

This material must be preceded or accompanied by a current Summary Prospectus or Prospectus.

Distributor: UMB Distribution Services, LLC, 3/12

The Green Century Equity Fund (the “Fund”) is not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Fund or any index on which the Fund is based. The MSCI Parties are not sponsors of the Fund and are not affiliated with the Fund in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Fund.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended January 31, 2012 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2011 to January 31, 2012 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE AUGUST 1, 2011	ENDING ACCOUNT VALUE JANUARY 31, 2012	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$1,009.20	$7.15
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,017.88	7.18

Equity Fund
Actual Expenses	1,000.00	1,023.90	5.41
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,019.66	5.40

1 Expenses are equal to the Funds’ annualized expense ratios (1.42% for the Balanced Fund and 1.06% for the Equity Fund), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2012 (unaudited)

COMMON STOCKS — 68.9%
	SHARES	VALUE

Technology Hardware & Equipment — 6.7%
Apple, Inc. (a)	3,594	$1,640,589
Cisco Systems, Inc.	33,048	648,732
EMC Corporation (a)	21,075	542,892
Hewlett-Packard Company	7,172	200,673
NETGEAR, Inc. (a)	8,139	324,095
QUALCOMM, Inc.	8,310	488,794

		3,845,775

Capital Goods — 5.9%
Cummins, Inc.	5,431	564,824
Donaldson Company, Inc.	8,210	593,583
Lincoln Electric Holdings, Inc.	33,892	1,455,661
Thomas & Betts Corporation (a)	4,680	334,105
W.W. Grainger, Inc.	2,302	439,084

		3,387,257

Software & Services — 5.2%
Google, Inc., Class A (a)	678	393,315
International Business Machines Corporation	7,059	1,359,563
MasterCard, Inc., Class A	3,452	1,227,428

		2,980,306

Healthcare Equipment & Services — 4.4%
Baxter International, Inc.	19,756	1,096,063
Cerner Corporation (a)	5,557	338,366
UnitedHealth Group, Inc.	20,998	1,087,486

		2,521,915

Renewable Energy & Energy Efficiency — 4.4%
First Solar, Inc. (a)	2,187	92,466
International Rectifier Corporation (a)	21,000	478,800
ITC Holdings Corporation	12,121	893,439
OM Group, Inc. (a)	11,345	307,790
Polypore International, Inc. (a)	7,507	285,867
Quanta Services, Inc. (a)	9,600	207,360
STR Holdings, Inc. (a)	12,957	138,510
Suntech Power Holdings Company Ltd. American Depositary Receipt (a)(b)	32,793	106,577

		2,510,809

	SHARES	VALUE

Diversified Financials — 4.0%
American Express Company	23,324	$1,169,465
Citigroup, Inc.	22,220	682,598
JPMorgan Chase & Company	11,332	422,684

		2,274,747

Transportation — 3.9%
Kansas City Southern (a)	17,094	1,173,332
United Parcel Service, Inc., Class B	13,799	1,043,895

		2,217,227

Pharmaceuticals & Biotechnology — 3.4%
Amgen, Inc.	6,317	428,987
Endo Pharmaceuticals Holdings, Inc. (a)	7,305	271,527
GlaxoSmithKline PLC American Depositary Receipt (b)	23,948	1,066,644
Novartis A.G. American Depositary Receipt (b)	3,193	173,572

		1,940,730

Telecommunication Services — 3.2%
BT Group PLC American Depositary Receipt (b)	33,646	1,087,439
Vodafone Group PLC American Depositary Receipt (b)	28,223	764,561

		1,852,000

Insurance — 3.1%
Aflac, Inc.	7,037	339,394
Chubb Corporation	17,212	1,160,261
Lincoln National Corporation	12,855	276,897

		1,776,552

Banks — 2.9%
East West Bancorp, Inc.	16,529	362,977
Webster Financial Corporation	7,805	165,466
Wells Fargo & Company	37,960	1,108,811

		1,637,254

Semiconductors — 2.8%
Aixtron SE NA American Depositary Receipt (b)	5,449	73,888
Applied Materials, Inc.	26,281	322,731
Intel Corporation	45,563	1,203,775

		1,600,394

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2012 (unaudited)	continued

	SHARES	VALUE

Materials — 2.5%
Ecolab, Inc.	7,939	$479,833
Minerals Technologies, Inc.	12,004	761,654
Owens-Illinois, Inc. (a)	8,940	215,007

		1,456,494

Retailing — 2.5%
Men’s Wearhouse, Inc. (The)	17,949	619,061
Nordstrom, Inc.	16,101	795,067

		1,414,128

Food & Staples Retailing — 2.3%
Costco Wholesale Corporation	15,934	1,310,890

Real Estate — 2.2%
LaSalle Hotel Properties	9,790	264,820
ProLogis, Inc.	31,264	991,381

		1,256,201

Consumer Services — 2.2%
Starbucks Corporation	17,855	855,790
Starwood Hotels & Resorts Worldwide, Inc.	7,016	380,548

		1,236,338

Media — 2.0%
Discovery Communications, Inc., Class A (a)	27,255	1,168,694

Healthy Living — 1.6%
Whole Foods Market, Inc.	12,487	924,413

Food & Beverage — 1.4%
General Mills, Inc.	300	11,949
Green Mountain Coffee Roasters, Inc. (a)	2,900	154,686
J. M. Smucker Company (The)	8,123	639,930

		806,565

Consumer Durables & Apparel — 1.3%
Jarden Corporation	22,707	764,999

Household & Personal Products — 1.0%
Church & Dwight Company, Inc.	8,662	392,995
Colgate-Palmolive Company	1,981	179,716

		572,711

Total Common Stocks (Cost $33,517,301)		39,456,399

	PRINCIPAL AMOUNT	VALUE

CORPORATE BONDS & NOTES — 20.7%
Diversified Financials — 6.3%
Bank of New York Mellon Corporation (The)
4.30%, due 5/15/14	$500,000	$538,268
Citigroup, Inc.
3.953%, due 6/15/16	500,000	514,474
Deutsche Bank A.G.
3.25%, due 1/11/16 (b)	500,000	515,383
HSBC Bank USA N.A.
6.00%, due 8/9/17	500,000	534,363
JPMorgan Chase & Company
5.125%, due 9/15/14	500,000	533,765
Morgan Stanley
3.80%, due 4/29/16	500,000	486,302
UBS A.G.
3.00%, due 8/4/15 (b)(c)	500,000	496,135

		3,618,690

Renewable Energy & Energy Efficiency — 3.7%
International Bank for Reconstruction & Development
2.00%, due 10/20/16	500,000	525,003
International Finance Corporation
2.25%, due 4/28/14	1,000,000	1,035,529
Johnson Controls, Inc.
5.50%, due 1/15/16	500,000	563,383

		2,123,915

Pharmaceuticals & Biotechnology — 2.9%
Abbott Laboratories
5.60%, due 11/30/17	500,000	608,440
Amgen, Inc.
4.85%, due 11/18/14	500,000	550,761
Wyeth
5.50%, due 3/15/13 (c)	500,000	526,968

		1,686,169

Software & Services — 2.8%
International Business Machines Corporation
2.00%, due 1/5/16	500,000	518,870
Microsoft Corporation
1.625%, due 9/25/15	500,000	518,943

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2012 (unaudited)	concluded

	PRINCIPAL AMOUNT	VALUE

Software & Services — (continued)
Oracle Corporation
3.75%, due 7/8/14	$500,000	$539,283

		1,577,096

Telecommunication Services — 2.7%
AT&T, Inc.
2.50%, due 8/15/15	500,000	522,898
BellSouth Corporation
4.75%, due 11/15/12	500,000	515,610
Verizon Communications, Inc.
5.25%, due 4/15/13	500,000	528,101

		1,566,609

Technology Hardware & Equipment — 1.8%
Dell, Inc.
2.30%, due 9/10/15	500,000	518,203
Hewlett-Packard Company
4.75%, due 6/2/14	500,000	534,761

		1,052,964

Healthcare Equipment & Services — 0.5%
UnitedHealth Group, Inc.
4.875%, due 4/1/13	250,000	260,652

Total Corporate Bonds & Notes (Cost $11,429,618)		11,886,095

U.S. Government Agencies — 7.9%
Fannie Mae Pool
5.50%, due 3/1/12	733	733
Federal Farm Credit Bank
5.125%, due 8/25/16	500,000	593,646
Federal Home Loan Bank
3.125%, due 12/13/13	550,000	578,381
Federal Home Loan Bank
5.625%, due 6/13/16	1,000,000	1,145,070
Federal Home Loan Bank
3.875%, due 12/14/18	550,000	633,784
Federal Home Loan Mortgage Corporation
3.75%, due 3/27/19	500,000	575,027

	PRINCIPAL AMOUNT	VALUE

U.S. Government Agencies — (continued)
Federal Home Loan Mortgage Corporation
2.50%, due 12/13/21 (c)	$500,000	$501,347
Federal National Mortgage Association
1.05%, due 5/16/16 (c)	500,000	501,241

Total U.S. Government Agencies (Cost $4,173,668)		4,529,229

CERTIFICATES OF DEPOSIT — 0.2%
Self Help Credit Union Environmental Certificate of Deposit
2.00%, due 8/8/12	95,000	95,000

Total Certificates Of Deposit (Cost $95,000)		95,000

SHORT-TERM OBLIGATION — 3.0%
Repurchase Agreement— State Street Bank & Trust Repurchase Agreement, 0.01%, dated 1/31/12, due 2/1/12, proceeds $1,723,214 (collateralized by Fannie Mae, 3.50%, due 5/25/2041, value $1,760,860) (Cost $1,723,213)		1,723,213

TOTAL INVESTMENTS (d) — 100.7%
(Cost $50,938,800)		57,689,936
Liabilities Less Other Assets — (0.7)%		(421,201)

NET ASSETS — 100.0%		$57,268,735

(a)	Non-income producing security.
(b)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Step rate bond. Rate shown is currently in effect at January 31, 2012.
(d)	The cost of investments for federal income tax purposes is $50,938,800 resulting in gross unrealized appreciation and depreciation of $8,139,833 and $1,388,697 respectively, or net unrealized appreciation of $6,751,136.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2012 (unaudited)

COMMON STOCKS — 100.0%
	SHARES	VALUE

Software & Services — 14.2%
Adobe Systems, Inc. (a)	4,945	$153,048
Advent Software, Inc. (a)	340	8,925
Autodesk, Inc. (a)	2,259	81,324
Automatic Data Processing, Inc.	4,849	265,628
BMC Software, Inc. (a)	1,732	62,768
Compuware Corporation (a)	2,089	16,378
Convergys Corporation (a)	1,176	15,653
eBay, Inc. (a)	11,510	363,716
Electronic Arts, Inc. (a)	3,349	62,191
Factset Research Systems, Inc.	450	39,744
Google, Inc., Class A (a)	2,521	1,462,457
International Business Machines Corporation	11,848	2,281,925
Microsoft Corporation	74,811	2,209,169
Monster Worldwide, Inc. (a)	1,150	8,280
Paychex, Inc.	3,293	103,729
Red Hat, Inc. (a)	1,893	87,778
Salesforce.com, Inc. (a)	1,276	149,037
Symantec Corporation (a)	7,438	127,859
Yahoo!, Inc. (a)	11,966	185,114

		7,684,723

Pharmaceuticals & Biotechnology — 11.3%
Abbott Laboratories	15,399	833,856
Affymetrix, Inc. (a)	656	3,155
Amgen, Inc.	7,889	535,742
Amylin Pharmaceuticals, Inc. (a)	1,335	18,997
Biogen Idec, Inc. (a)	2,276	268,386
Bristol-Myers Squibb Company	16,861	543,599
Cubist Pharmaceuticals, Inc. (a)	602	24,574
Endo Pharmaceuticals Holdings, Inc. (a)	1,210	44,976
Gilead Sciences, Inc. (a)	7,640	373,137
Hospira, Inc. (a)	1,597	55,033
Illumina, Inc. (a)	1,209	62,578
Johnson & Johnson	27,167	1,790,577
Life Technologies Corporation (a)	1,782	86,302
Merck & Company, Inc.	30,558	1,169,149
Techne Corporation	350	23,887
Thermo Fisher Scientific, Inc. (a)	3,813	201,708
Waters Corporation (a)	924	79,991

		6,115,647

	SHARES	VALUE

Technology Hardware & Equipment — 7.6%
Cisco Systems, Inc.	54,555	$1,070,915
Corning, Inc.	15,691	201,943
Dell, Inc. (a)	16,283	280,556
Echelon Corporation (a)	282	1,458
EMC Corporation (a)	20,503	528,157
Hewlett-Packard Company	20,612	576,724
Imation Corporation (a)	300	1,779
Lexmark International, Inc.	772	26,943
Molex, Inc.	606	16,023
NetApp, Inc. (a)	3,692	139,336
Plantronics, Inc.	442	16,460
Polycom, Inc. (a)	1,732	34,553
QUALCOMM, Inc.	16,614	977,236
Seagate Technology PLC	4,163	88,006
Silicon Graphics International Corporation (a)	280	3,819
Super Micro Computer, Inc. (a)	281	4,743
Tellabs, Inc.	3,253	12,361
Xerox Corporation	14,049	108,880

		4,089,892

Capital Goods — 6.4%
3M Company	6,674	578,703
A.O. Smith Corporation	378	16,057
AMETEK, Inc.	1,646	77,362
Apogee Enterprises, Inc.	300	4,125
Brady Corporation, Class A	494	15,991
CLARCOR, Inc.	477	24,523
Cooper Industries Ltd., Class A	1,633	96,543
Cummins, Inc.	1,844	191,776
Deere & Company	4,090	352,353
Donaldson Company, Inc.	712	51,478
Eaton Corporation	3,237	158,710
EMCOR Group, Inc.	642	18,509
Emerson Electric Company	7,370	378,671
Fastenal Company	2,757	128,697
Gardner Denver, Inc.	518	38,643
General Cable Corporation (a)	513	15,831
Graco, Inc.	610	28,048
Granite Construction, Inc.	330	8,788
Hubbell, Inc., Class B	514	36,987
Illinois Tool Works, Inc.	4,421	234,446
Ingersoll-Rand PLC	3,273	114,359
Kadant, Inc. (a)	100	2,426
Lincoln Electric Holdings, Inc.	798	34,274

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2012 (unaudited)	continued

	SHARES	VALUE

Capital Goods — (continued)
Lindsay Corporation	123	$7,519
Masco Corporation	3,403	41,074
Middleby Corporation (a)	175	16,826
Nordson Corporation	552	25,028
Owens Corning (a)	1,151	38,846
Pall Corporation	1,177	70,243
Pentair, Inc.	967	35,605
Rockwell Automation, Inc.	1,398	108,862
Roper Industries, Inc.	970	90,588
Simpson Manufacturing Company, Inc.	395	12,790
Snap-On, Inc.	547	30,911
Spirit Aerosystems Holdings, Inc. (a)	1,182	26,879
Stanley Black & Decker, Inc.	1,608	112,849
Tennant Company	167	6,426
Thomas & Betts Corporation (a)	496	35,409
Timken Company	812	39,650
W.W. Grainger, Inc.	594	113,300
WABCO Holdings, Inc. (a)	665	34,480
Westinghouse Air Brake Technologies Corporation	470	32,331

		3,486,916

Energy — 5.3%
Apache Corporation	3,801	375,843
Cameron International Corporation (a)	2,461	130,925
Chesapeake Energy Corporation	6,601	139,479
Clean Energy Fuels Corporation (a)	460	6,882
Denbury Resources, Inc. (a)	3,953	74,553
Devon Energy Corporation	3,928	250,646
Diamond Offshore Drilling, Inc.	629	39,187
EOG Resources, Inc.	2,664	282,757
EQT Corporation	1,394	70,425
FMC Technologies, Inc. (a)	2,402	122,766
Hess Corporation	3,059	172,222
National Oilwell Varco, Inc.	4,168	308,349
Newfield Exploration Company (a)	1,327	50,174
Noble Corporation (a)	2,631	91,664
Noble Energy, Inc.	1,769	178,085
OYO Geospace Corporation (a)	49	4,312
Pioneer Natural Resources Company	1,035	102,775
QEP Resources, Inc.	1,738	49,776

	SHARES	VALUE

Energy — (continued)
Quicksilver Resources, Inc. (a)	895	$4,484
Range Resources Corporation	1,607	92,435
Southwestern Energy Company (a)	3,479	108,336
Spectra Energy Corporation	6,487	204,276
Ultra Petroleum Corporation (a)	1,502	36,093

		2,896,444

Retailing — 5.1%
AutoZone, Inc. (a)	245	85,231
Bed Bath & Beyond, Inc. (a)	2,452	148,837
Best Buy Company, Inc.	3,135	75,083
Buckle, Inc. (The)	280	12,216
Carmax, Inc. (a)	2,225	67,707
Charming Shoppes, Inc. (a)	1,165	5,778
Collective Brands, Inc. (a)	630	10,496
Foot Locker, Inc.	1,601	42,010
Gap, Inc. (The)	3,917	74,345
Genuine Parts Company	1,576	100,517
Home Depot, Inc.	15,488	687,512
J.C. Penney Company, Inc.	1,535	63,779
Kohl’s Corporation	2,677	123,115
Lowe’s Companies, Inc.	12,472	334,624
Men’s Wearhouse, Inc. (The)	482	16,624
Netflix, Inc. (a)	517	62,144
Nordstrom, Inc.	1,732	85,526
Office Depot, Inc. (a)	2,500	6,825
OfficeMax, Inc. (a)	863	4,772
Pep Boys — Manny, Moe & Jack (The)	500	7,500
RadioShack Corporation	1,019	7,317
Staples, Inc.	7,008	102,527
Target Corporation	6,336	321,932
Tiffany & Company	1,219	77,772
TJX Companies, Inc.	3,779	257,501

		2,781,690

Household & Personal Products — 5.1%
Avon Products, Inc.	4,250	75,522
Clorox Company	1,330	91,318
Colgate-Palmolive Company	4,833	438,450
Estee Lauder Companies, Inc. (The), Class A	2,384	138,105
Kimberly-Clark Corporation	3,877	277,438
Nu Skin Enterprises, Inc., Class A	547	27,323
Procter & Gamble Company	27,236	1,716,957

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2012 (unaudited)	continued

	SHARES	VALUE

Household & Personal Products — (continued)
WD-40 Company	154	$6,736

		2,771,849

Healthcare Equipment & Services — 5.1%
Baxter International, Inc.	5,618	311,687
Becton, Dickinson and Company	2,170	170,150
Cerner Corporation (a)	1,417	86,281
CIGNA Corporation	2,862	128,304
Cross Country Healthcare, Inc. (a)	200	1,234
Edwards Lifesciences Corporation (a)	1,128	93,252
Gen-Probe, Inc. (a)	481	32,193
Health Management Associates, Inc., Class A (a)	2,492	15,974
Henry Schein, Inc. (a)	945	66,991
Hill-Rom Holdings, Inc.	600	19,806
Humana, Inc.	1,666	148,307
Idexx Laboratories, Inc. (a)	556	47,032
Intuitive Surgical, Inc. (a)	384	176,605
Invacare Corporation	300	5,124
McKesson Corporation	2,456	200,704
Medtronic, Inc.	10,520	405,756
Molina Healthcare, Inc. (a)	262	8,020
Patterson Companies, Inc.	928	29,891
Quest Diagnostics, Inc.	1,553	90,198
St. Jude Medical, Inc.	3,310	138,060
Stryker Corporation	2,915	161,579
Varian Medical Systems, Inc. (a)	1,186	78,122
WellPoint, Inc.	3,560	228,979
Zimmer Holdings, Inc. (a)	1,924	116,883

		2,761,132

Food & Beverage — 4.9%
Campbell Soup Company	1,959	62,100
Darling International, Inc. (a)	1,162	17,755
Dean Foods Company (a)	1,743	18,755
Flowers Foods, Inc.	1,149	22,233
General Mills, Inc.	6,390	254,514
Green Mountain Coffee Roasters, Inc. (a)	1,286	68,595
H.J. Heinz Company	3,205	166,179
J. M. Smucker Company (The)	1,155	90,991
Kellogg Company	2,504	123,998
Kraft Foods, Inc., Class A	16,611	636,201
McCormick & Company, Inc.	1,179	59,587

	SHARES	VALUE

Food & Beverage — (continued)
PepsiCo, Inc.	15,683	$1,029,903
Sara Lee Corporation	5,603	107,297
Tootsie Roll Industries, Inc.	178	4,315

		2,662,423

Diversified Financials — 4.6%
American Express Company	10,663	534,643
Bank of New York Mellon Corporation (The)	12,303	247,659
BlackRock, Inc.	942	171,444
Capital One Financial Corporation	4,577	209,398
Charles Schwab Corporation (The)	10,535	122,733
CME Group, Inc.	635	152,089
Discover Financial Services	5,373	146,038
Eaton Vance Corporation	1,162	29,852
Franklin Resources, Inc.	1,541	163,500
IntercontinentalExchange, Inc. (a)	718	82,197
Invesco Ltd.	4,551	102,716
Legg Mason, Inc.	1,368	34,843
Northern Trust Corporation	2,045	84,274
NYSE Euronext	2,581	68,551
PHH Corporation (a)	584	6,769
State Street Corporation	5,026	196,919
T. Rowe Price Group, Inc.	2,559	148,012

		2,501,637

Semiconductors — 4.4%
Advanced Micro Devices, Inc. (a)	5,774	38,744
Analog Devices, Inc.	2,997	117,273
Applied Materials, Inc.	13,230	162,464
Entegris, Inc. (a)	1,326	12,703
Intel Corporation	52,041	1,374,923
Lam Research Corporation (a)	1,224	52,130
LSI Corporation (a)	5,603	42,415
Micron Technology, Inc. (a)	8,867	67,301
Novellus Systems, Inc. (a)	676	31,873
Texas Instruments, Inc.	11,461	371,107
Xilinx, Inc.	2,690	96,436

		2,367,369

Banks — 3.1%
Bank of Hawaii Corporation	522	23,866
BB&T Corporation	6,955	189,106
Cathay General Bancorp	747	11,758
Comerica, Inc.	1,990	55,063

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2012 (unaudited)	continued

	SHARES	VALUE

Banks — (continued)
Fifth Third Bancorp	9,235	$120,147
First Horizon National Corporation	2,535	22,131
Heartland Financial USA, Inc.	100	1,650
Hudson City Bancorp, Inc.	4,739	31,893
International Bancshares Corporation	518	9,956
Keycorp	9,340	72,572
M&T Bank Corporation	1,119	89,229
New York Community Bancorp, Inc.	4,469	56,712
Old National Bancorp	957	11,264
People’s United Financial, Inc.	3,697	45,584
PNC Financial Services Group, Inc.	5,197	306,207
Popular, Inc. (a)	10,129	15,902
Regions Financial Corporation	12,472	65,104
Synovus Financial Corporation	7,482	13,019
U.S. Bancorp	19,076	538,325
Umpqua Holdings Corporation	1,122	13,655

		1,693,143

Consumer Services — 3.0%
Capella Education Company (a)	128	5,418
Chipotle Mexican Grill, Inc. (a)	314	115,329
Choice Hotels International, Inc.	278	10,103
Darden Restaurants, Inc.	1,327	60,869
DeVry, Inc.	621	23,449
Jack in the Box, Inc. (a)	393	8,332
McDonald’s Corporation	10,219	1,012,192
Peet’s Coffee & Tea, Inc. (a)	122	7,420
Starbucks Corporation	7,392	354,299
Vail Resorts, Inc.	348	15,176

		1,612,587

Materials — 2.8%
Air Products & Chemicals, Inc.	2,132	187,680
Airgas, Inc.	740	58,408
Alcoa, Inc.	10,748	109,200
Ball Corporation	1,587	62,306
Bemis Company, Inc.	1,019	31,874
Calgon Carbon Corporation (a)	555	9,069
Compass Minerals International, Inc.	322	23,529
Domtar Corporation	385	33,256
Ecolab, Inc.	2,997	181,139
H.B. Fuller Company	468	13,394

	SHARES	VALUE

Materials — (continued)
Horsehead Holding Corporation (a)	429	$4,668
MeadWestvaco Corporation	1,683	49,547
Minerals Technologies, Inc.	170	10,786
Nucor Corporation	3,124	138,987
Praxair, Inc.	2,990	317,538
Rock-Tenn Company, Class A	703	43,488
Rockwood Holdings, Inc. (a)	636	32,118
Schnitzer Steel Industries, Inc., Class A	236	10,297
Sealed Air Corporation	1,607	32,027
Sigma-Aldrich Corporation	1,238	84,233
Sonoco Products Company	975	30,517
Valspar Corporation	866	37,446
Wausau Paper Corporation	442	3,819
Worthington Industries, Inc.	588	10,825

		1,516,151

Food & Staples Retailing — 2.7%
Costco Wholesale Corporation	4,337	356,805
CVS Caremark Corporation	13,358	557,696
Safeway, Inc.	3,437	75,545
Sysco Corporation	5,924	178,372
Walgreen Company	8,958	298,839

		1,467,257

Transportation — 2.7%
Arkansas Best Corporation	237	4,294
C.H. Robinson Worldwide, Inc.	1,632	112,347
CSX Corporation	10,933	246,539
Expeditors International of Washington, Inc.	2,129	95,060
Genesee & Wyoming, Inc., Class A (a)	383	23,784
J.B. Hunt Transport Services, Inc.	940	48,006
Kansas City Southern (a)	1,067	73,239
Norfolk Southern Corporation	3,475	250,895
Ryder System, Inc.	500	28,140
Southwest Airlines Company	2,000	19,160
United Parcel Service, Inc., Class B	7,289	551,413

		1,452,877

Insurance — 2.5%
ACE Ltd.	3,368	234,413
Aflac, Inc.	4,657	224,607
Chubb Corporation	2,848	191,984

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2012 (unaudited)	continued

	SHARES	VALUE

Insurance — (continued)
Cincinnati Financial Corporation	1,518	$49,608
Erie Indemnity Company	283	21,697
Hartford Financial Services Group, Inc. (The)	4,142	72,568
Lincoln National Corporation	3,150	67,851
Phoenix Companies, Inc. (The) (a)	1,000	2,060
Principal Financial Group, Inc.	3,177	86,764
Progressive Corporation (The)	5,978	121,234
StanCorp Financial Group, Inc.	435	16,817
Travelers Companies, Inc. (The)	4,127	240,604

		1,330,207

Utilities — 1.7%
AGL Resources, Inc.	1,149	47,695
Alliant Energy Corporation	1,098	46,544
Atmos Energy Corporation	881	28,553
Avista Corporation	562	14,241
CenterPoint Energy, Inc.	4,080	75,358
CH Energy Group, Inc.	148	8,418
Cleco Corporation	586	23,299
Consolidated Edison, Inc.	2,855	168,331
IDACORP, Inc.	488	20,569
MGE Energy, Inc.	233	10,452
National Fuel Gas Company	727	36,554
New Jersey Resources Corporation	400	19,088
NiSource, Inc.	2,855	64,894
Northeast Utilities	1,805	62,724
Northwest Natural Gas Company	262	12,458
NSTAR	1,069	48,030
OGE Energy Corporation	972	51,380
Pepco Holdings, Inc.	2,224	43,724
Piedmont Natural Gas Company, Inc.	707	23,275
Portland General Electric Company	747	18,630
Questar Corporation	1,846	35,591
UGI Corporation	1,102	29,655
WGL Holdings, Inc.	491	20,941

		910,404

Real Estate — 1.6%
American Tower Corporation, Class A	3,903	247,880
Boston Properties, Inc.	1,473	153,266
CBRE Group, Inc., Class A (a)	2,998	57,861
Corporate Office Properties Trust	695	16,840

	SHARES	VALUE

Real Estate — (continued)
Forest City Enterprises, Inc., Class A (a)	1,347	$17,686
Jones Lang LaSalle, Inc.	423	33,315
Liberty Property Trust	1,152	38,350
Potlatch Corporation	392	11,964
ProLogis, Inc.	4,519	143,297
Regency Centers Corporation	883	36,486
Vornado Realty Trust	1,665	134,665

		891,610

Consumer Durables & Apparel — 1.6%
Columbia Sportswear Company	122	5,594
Deckers Outdoor Corporation (a)	395	31,936
Harman International Industries, Inc.	684	28,865
KB Home	739	6,666
Leggett & Platt, Inc.	1,391	29,851
Liz Claiborne, Inc. (a)	900	8,370
Mattel, Inc.	3,456	107,136
Meritage Homes Corporation (a)	264	6,389
NIKE, Inc., Class B	3,562	370,412
Pulte Homes, Inc. (a)	3,437	25,605
PVH Corporation	597	46,082
Tupperware Brands Corporation	600	37,704
Under Armour, Inc., Class A (a)	393	31,291
VF Corporation	860	113,081
Whirlpool Corporation	749	40,686

		889,668

Media — 1.6%
Discovery Communications, Inc., Class A (a)	1,394	59,775
John Wiley & Sons, Inc., Class A	463	21,015
New York Times Company (The), Class A (a)	1,224	9,119
Scholastic Corporation	290	8,558
Virgin Media, Inc.	2,921	69,637
Walt Disney Company (The)	17,525	681,722
Washington Post Company (The), Class B	49	18,557

		868,383

Renewable Energy & Energy Efficiency — 0.8%
American Superconductor Corporation (a)	418	2,111

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2012 (unaudited)	concluded

	SHARES	VALUE

Renewable Energy & Energy Efficiency — (continued)
Calpine Corporation (a)	3,163	$46,180
Cree, Inc. (a)	1,084	27,566
First Solar, Inc. (a)	545	23,043
Fuel Systems Solutions, Inc. (a)	190	3,965
ITC Holdings Corporation	533	39,287
Itron, Inc. (a)	400	15,516
Johnson Controls, Inc.	6,793	215,814
Ormat Technologies, Inc.	164	2,665
Quanta Services, Inc. (a)	2,043	44,129
SunPower Corporation (a)	405	2,774
Zoltek Companies, Inc. (a)	250	2,172

		425,222

Telecommunication Services — 0.6%
Cincinnati Bell, Inc. (a)	1,860	6,417
Crown Castle International Corporation (a)	2,873	139,283
Frontier Communications Corporation	9,813	42,000
Leap Wireless International, Inc. (a)	618	5,290
MetroPCS Communications, Inc. (a)	2,421	21,402
Sprint Nextel Corporation (a)	29,555	62,656
Windstream Corporation	5,946	71,768

		348,816

Commercial & Professional Services — 0.6%
Avery Dennison Corporation	972	26,390
Deluxe Corporation	511	13,066
Herman Miller, Inc.	566	11,954
HNI Corporation	457	12,399
Interface, Inc., Class A	575	7,642
Kelly Services, Inc.	327	5,284
Knoll, Inc.	470	7,501
Manpower, Inc.	814	32,650
Pitney Bowes, Inc.	1,967	37,314
R.R. Donnelley & Sons Company	1,823	20,709
Robert Half International, Inc.	1,439	39,846
Steelcase, Inc.	855	7,447
Stericycle, Inc. (a)	796	66,880
Team, Inc. (a)	201	5,867
Tetra Tech, Inc. (a)	609	14,086

		309,035

	SHARES	VALUE

Automobiles & Components — 0.4%
BorgWarner, Inc. (a)	1,083	$80,824
Harley-Davidson, Inc.	2,328	102,875
Modine Manufacturing Company (a)	365	3,993

		187,692

Healthy Living — 0.3%
Hain Celestial Group, Inc. (The) (a)	339	13,082
United Natural Foods, Inc. (a)	466	20,527
Whole Foods Market, Inc.	1,480	109,565

		143,174

Total Securities
(Cost $47,412,086)		54,165,948

TOTAL INVESTMENTS (b) — 100.0%
(Cost $47,412,086)		54,165,948
Other Assets Less Liabilities — 0.0%		12,685

NET ASSETS — 100.0%		$54,178,633

(a)	Non-income producing security.
(b)	The cost of investments for federal income tax purposes is $48,615,874 resulting in gross unrealized appreciation and depreciation of $10,593,830 and $5,043,756 respectively, or net unrealized appreciation of $5,550,074.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2012

(unaudited)

	BALANCED FUND	EQUITY FUND
ASSETS:
Investments, at value (cost $50,938,800 and $47,412,086, respectively)	$57,689,936	$54,165,948
Receivables for:
Securities sold	—	100,106
Capital stock sold	706	16,588
Interest	153,015	—
Dividends	56,883	59,744

Total assets	57,900,540	54,342,386

LIABILITIES:
Payable to custodian	—	8,207
Payable for securities purchased	553,867	—
Payable for capital stock repurchased	6,676	94,964
Accrued expenses	71,262	60,582

Total liabilities	631,805	163,753

NET ASSETS	$57,268,735	$54,178,633

NET ASSETS CONSIST OF:
Paid-in capital	$56,383,972	$54,892,223
Undistributed net investment income (loss)	(2,545)	19,134
Accumulated net realized losses on investments	(5,863,828)	(7,486,586)
Net unrealized appreciation on investments	6,751,136	6,753,862

NET ASSETS	$57,268,735	$54,178,633

SHARES OUTSTANDING	3,253,123	2,660,792

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$17.60	$20.36

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the six months ended January 31, 2012

(unaudited)

	BALANCED FUND	EQUITY FUND
INVESTMENT INCOME:
Interest income	$269,721	$7
Dividend and other income (net of $0 and $0 foreign withholding taxes, respectively)	306,975	551,129

Total investment income	576,696	551,136

EXPENSES:
Administrative services fee	212,243	207,100
Investment advisory fee	179,988	63,683

Total expenses	392,231	270,783

NET INVESTMENT INCOME	184,465	280,353

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(598,502)	(80,934)
Change in net unrealized appreciation on investments	867,795	1,028,141

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	269,293	947,207

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$453,758	$1,227,560

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND
	FOR THE SIX MONTHS ENDED JANUARY 31, 2012 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2011 (AUDITED)	FOR THE SIX MONTHS ENDED JANUARY 31, 2012 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2011 (AUDITED)
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$184,465	$414,043	$280,353	$480,986
Net realized gain (loss) on investments	(598,502)	2,266,008	(80,934)	(97,409)
Change in net unrealized appreciation on Investments	867,795	3,571,199	1,028,141	6,998,388

Net increase in net assets resulting from operations	453,758	6,251,250	1,227,560	7,381,965

Dividends and distributions to shareholders:
From net investment income	(192,794)	(457,006)	(276,846)	(534,364)
Capital share transactions:
Proceeds from sales of shares	1,343,818	4,100,652	3,243,756	5,175,851
Reinvestment of dividends and distributions	187,929	445,182	272,557	523,786
Payments for shares redeemed	(2,933,796)	(4,690,919)	(3,651,313)	(5,775,084)

Net decrease in net assets resulting from capital share transactions	(1,402,049)	(145,085)	(135,000)	(75,447)

Total increase (decrease) in net assets	(1,141,085)	5,649,159	815,714	6,772,154
NET ASSETS:
Beginning of period	58,409,820	52,760,661	53,362,919	46,590,765

End of period	$57,268,735	$58,409,820	$54,178,633	$53,362,919

Undistributed net investment income (loss)	(2,545)	5,784	19,134	15,627

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2012		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2011	2010	2009	2008	2007
Net Asset Value, beginning of period	$17.50		$15.76	$14.75	$16.52	$17.78	$16.29

Income from investment operations:
Net investment income	0.06		0.13	0.18	0.27	0.28	0.22
Net realized and unrealized gain (loss) on investments	0.10		1.75	1.01	(1.77)	(1.27)	1.48

Total increase (decrease) from investment operations	0.16		1.88	1.19	(1.50)	(0.99)	1.70

Less dividends:
Dividends from net investment income	(0.06)		(0.14)	(0.18)	(0.27)	(0.27)	(0.21)

Net Asset Value, end of period	$17.60		$17.50	$15.76	$14.75	$16.52	$17.78

Total return	0.92	%(a)	11.92%	8.07%	(8.88)%	(5.62)%	10.40%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$57,269		$58,410	$52,761	$48,105	$52,703	$51,754
Ratio of expenses to average net assets	1.42	%(b)	1.38%	1.38%	1.38%	1.38%	1.44%
Ratio of net investment income to average net assets	0.67	%(b)	0.72%	1.13%	1.97%	1.50%	1.24%
Portfolio turnover	32	%(a)	70%	48%	33%	44%	35%

(a)	Not annualized.
(b)	Annualized.

GREEN CENTURY EQUITY FUND FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2012		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2011	2010	2009	2008	2007
Net Asset Value, beginning of period	$19.99		$17.44	$15.65	$18.83	$22.66	$19.91

Income from investment operations:
Net investment income	0.10		0.18	0.17	0.21	0.18	0.19
Net realized and unrealized gain (loss) on investments	0.37		2.57	1.77	(3.17)	(2.81)	2.75

Total increase (decrease) from investment operations	0.47		2.75	1.94	(2.96)	(2.63)	2.94

Less dividends:
Dividends from net investment income	(0.10)		(0.20)	(0.15)	(0.22)	(0.19)	(0.19)
Distributions from net realized gains	—		—	—	— (c)	(1.01)	—

Total decrease from dividends	(0.10)		(0.20)	(0.15)	(0.22)	(1.20)	(0.19)

Net Asset Value, end of period	$20.36		$19.99	$17.44	$15.65	$18.83	$22.66

Total return	2.39	%(a)	15.77%	12.39%	(15.58)%	(12.28)%	14.76%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$54,179		$53,363	$46,591	$40,659	$50,123	$42,232
Ratio of expenses to average net assets	1.06	%(b)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	1.10	%(b)	0.92%	0.97%	1.38%	0.98%	0.89%
Portfolio turnover	5	%(a)	13%	13%	23%	6%	8	%(d)

(a)	Not annualized.
(b)	Annualized.
(c)	Amount represents less than 0.005 per share.
(d)	Represents portfolio turnover for the Equity Fund from November 28, 2006 to July 31, 2007. Portfolio turnover for the Domini Trust from August 1, 2006 to November 27, 2006 was 1%. For further information regarding the withdrawal of the Equity Fund’s investment in the Domini Trust, please see the notes to the financial statements.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the “Balanced Fund”) and the Green Century Equity Fund (the “Equity Fund”), collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.

Through November 27, 2006, the Equity Fund invested substantially all of its assets in the Domini Social Equity Trust (the “Domini Trust”), an open-end, diversified management investment company which had the same investment objective as the Fund. The Equity Fund accounted for its investment in the Domini Trust as a partnership investment and recorded its share of the Domini Trust income, expenses and realized and unrealized gains and losses daily. The value of such investment reflected the Fund’s proportionate interest in the net assets of the Domini Trust (2.57% at November 27, 2006). Effective November 28, 2006, the Equity Fund withdrew its investment from the Domini Trust and directly invested in the securities of the companies included in the MSCI KLD 400 Social Index, formerly the Domini 400 SocialSM Index (the “Index”).

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation is not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Investments valued at amortized cost. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of January 31, 2012:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS*	$39,456,399	$ —	$ —	$39,456,399
CORPORATE BONDS & NOTES	—	11,886,095	—	11,886,095
U.S. GOVERNMENT AGENCIES	—	4,529,229	—	4,529,229
CERTIFICATES OF DEPOSIT	—	95,000	—	95,000
SHORT-TERM OBLIGATION	—	1,723,213	—	1,723,213

TOTAL	$39,456,399	$18,233,537	$ —	$57,689,936

* All sub-categories within common stocks represent Level 1 evaluation status.

The following is a summary of the inputs used to value the Equity Fund’s net assets as of January 31, 2012:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS*	$54,165,948	$ —	$ —	$54,165,948

TOTAL	$54,165,948	$ —	$ —	$54,165,948

* All sub-categories within common stocks represent Level 1 evaluation status.

The Funds did not have any significant transfers into or out of Level 1 and 2 or hold any Level 3 securities during the period ended January 31, 2012.

(B)	Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

(C)	Options Transactions: The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund is authorized to utilize options to hedge against possible increases in the value of securities which are expected to be purchased by the Equity Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund. The use of options involves risk such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities. The Funds are also authorized to write put and call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts. In the six months ended January 31, 2012, neither the Balanced Fund nor the Equity Fund utilized options or wrote put or call options.
(D)	Repurchase Agreements: The Funds enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Funds’ adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings.
(E)	Distributions: The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
(F)	Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provisions for Federal income or excise tax are necessary.

In July 2006, the Financial Accounting Standards Board (FASB) issued Accounting for Uncertainty in Income Taxes. This interpretation addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds adopted Accounting for Uncertainty in Income Taxes in fiscal year 2008. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of January 31, 2012. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through January 31, 2012. At January 31, 2012, the tax years 2008 through 2011 remain open to examination by the Internal Revenue Service.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

(G)	Redemption Fee: A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the six months ended January 31, 2012, the Balanced Fund and Equity Fund received $162 and $239, respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.
(H)	Indemnification: The Fund’s organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

NOTE 2 — Transactions With Affiliates

(A)	Investment Adviser: Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. The Balanced Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate equal to 0.65% of the Balanced Fund’s average daily net assets. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion.
(B)	Subadvisers: Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Trillium is paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the six months ended January 31, 2012, Green Century accrued fees of $104,458 to Trillium. Northern Trust Investments, Inc is the subadviser for the Equity Fund. Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the six months ended January 31, 2012, Green Century accrued fees of $37,705 to Northern Trust.
(C)	Administrator: Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s average daily net assets effective November 28, 2011. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s average daily net assets effective November 28, 2011. Prior to November 28, 2011, the Funds paid Green Century a fee at a rate that immediately following any payment to the Administrator, the total operating expenses of each Fund, on an annual basis, did not exceed 1.38% and 0.95% of the Funds’ average daily net assets for the Balanced and Equity Funds, respectively.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

(D)	Subadministrator: Pursuant to a Subadministrative Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator, is responsible for conducting certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the six months ended January 31, 2012, Green Century accrued fees of $47,391 and $47,391 to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.
(E)	Index Agreement: The Equity Fund invests in the securities of the companies included in the Index. The Index is owned and maintained by MSCI ESG Research. Effective November 30, 2011, for the use of the Index, MSCI is paid by the Adviser an annual license fee of $25,000, plus the greater of $25,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. Prior to November 30, 2011, for the use of the Index, MSCI was paid by the Adviser the greater of $50,000 or at an annual rate of 0.10% on the first $500 million of average daily net assets, 0.075% on average daily net assets on the next $500 million, and 0.05% on average daily net assets in excess of $1 billion. For the six months ended January 31, 2012, Green Century accrued fees of $25,391 to MSCI.

NOTE 3 — Investment Transactions

The Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $17,523,736 and $18,420,704, respectively, for the six months ended January 31, 2012. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $2,604,590 and $2,614,112, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2011 were as follows:

	BALANCED FUND	EQUITY FUND
Undistributed ordinary income	$5,784	$9,224
Undistributed long-term capital gains	—	—

Tax accumulated earnings	5,784	9,224

Accumulated capital and other losses	(5,265,326)	(6,395,200)
Unrealized appreciation (depreciation)	5,883,341	4,721,672

Distributable net earnings (deficit)	$623,799	$(1,664,304)

The Balanced Fund and the Equity Fund had accumulated capital loss carryforwards of $5,265,326 and $6,105,015, respectively, of which $1,866,519 and $1,484,742, respectively, expire in the year 2017, $3,398,807 and $3,699,763, respectively, expire in the year 2018 and $0 and $920,510, respectively, expire in the year 2019. To the extent that a Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

The Balanced Fund had losses expiring during the fiscal year ended July 31, 2011, in the amount of $7,287,982.

At July 31, 2011, the Balanced and Equity Fund had net realized capital losses from transactions between November 1, 2010 and July 31, 2011 of $0 and $290,185, respectively, which for tax purposes, are deferred and will be recognized in fiscal year 2012.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

The tax character of distributions paid during the fiscal years ended July 31, 2011 and July 31, 2010 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2011	YEAR ENDED JULY 31, 2010	YEAR ENDED JULY 31, 2011	YEAR ENDED JULY 31, 2010
Ordinary income	$457,006	$582,906	$534,364	$395,226
Long-term capital gains	—	—	—	—

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund and the Equity Fund were as follows:

	BALANCED FUND		EQUITY FUND
	SIX MONTHS ENDED JANUARY 31, 2012	YEAR ENDED JULY 31, 2011	SIX MONTHS ENDED JANUARY 31, 2012	YEAR ENDED JULY 31, 2011
Shares sold	79,776	238,080	168,374	264,941
Reinvestment of dividends	11,068	25,661	13,877	26,310
Shares redeemed	(176,378)	(272,802)	(190,717)	(293,317)

	(85,534)	(9,061)	(8,466)	(2,066)

NOTE 6 — FASB Accounting Standards Codification Topic 815

The Funds adopted FASB Accounting Standards Codification (ASC) Topic ASC 815, Disclosures about Derivative and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about (a) how an entity uses derivative instruments (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a Fund’s financial position and financial performance. This includes qualitative and quantitative disclosures on derivative positions existing as of January 31, 2012 or for the year then ended and the affect of using derivatives during the year. Neither of the Funds held any derivative positions as of and for the six months ended January 31, 2012.

NOTE 7 — Recent Accounting Pronouncements

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (“IFRSs”)”. ASU No. 2011-04 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of January 31, 2012, management of the Funds is assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

NOTE 8 — Subsequent Events

Subsequent to January 31, 2012 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events and concluded there were no subsequent events requiring accrual or disclosure.

BOARD OF TRUSTEES’ CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Green Century Funds considered and approved the continuance of three advisory and subadvisory agreements during the six months ended January 31, 2012.

INVESTMENT ADVISORY AGREEMENTS WITH GREEN CENTURY CAPITAL MANAGEMENT, INC.

The Board, including the Independent Trustees, approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between the Trust, on behalf of the Balanced Fund and the Equity Fund (the “Funds” and each a “Fund”), and Green Century Capital Management (“Green Century” or the “Adviser”), at a meeting on September 30, 2011. In connection with their deliberations at the meeting, and in separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Green Century regarding the investment performance of each Fund; the expenses of each Fund and the advisory fee paid to Green Century by each

Fund; and the profitability to Green Century of its proposed advisory relationship to each Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the approval and continuance of the Advisory Agreements. The Trustees considered all the information provided to them by Green Century, including information provided throughout the year. In approving the Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Advisory Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees considered the scope and quality of the services performed for each of the Funds by the Adviser, including the resources to be dedicated by the Adviser. With respect to the Equity Fund, these services included monitoring the Equity Fund’s performance and tracking error relative to the MSCI KLD 400 Social Index (the “Index”); implementing the environmental policies of the Trust by voting the Equity Fund’s shareholder proxies; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Northern Trust Investments, Inc. (“Northern Trust”), the subadviser of the Equity Fund, which performs day-to-day portfolio management for the Fund. Although the Subadvisory agreement between the Trust on behalf of the Equity Fund, Green Century, and Northern Trust was not under formal review because it had recently been approved by shareholders for a two-year term, the Trustees considered information provided to them by Green Century and Northern Trust. This information consisted of information about the nature, quality, and extent of services performed by Northern Trust; investment performance; the costs of services provided and profitability; other benefits; and economies of scale.

With respect to the Balanced Fund, the services performed included the oversight and monitoring of the portfolio management and performance of the Balanced Fund; monitoring the implementation of the Balanced Fund’s environmental screens; implementing the environmental policies of the Trust by voting the Balanced Fund’s shareholder proxies; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Trillium Asset Management, LLC, the subadviser of the Balanced Fund, which performs the day-to-day portfolio management for the Fund.

In addition, the Trustees considered the administrative services provided by the Adviser to both Funds under a separate agreement, including the coordination of the activities of all of the Funds’ other service providers. Based on its review of all of the services provided, the Trustees concluded that the nature, quality, and extent of services provided by the Adviser supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Investment Performance.    With respect to the Equity Fund, the Trustees considered that due to the Equity Fund’s passive investment strategy, the principal concern with regard to investment performance was the extent to which the Equity Fund tracked the Index and noted that the Equity Fund’s performance closely followed that of the Index for the period ended August 31, 2011. After considering all the factors deemed appropriate, the Trustees, including the Independent Trustees, concluded that the performance of the Equity Fund supported the continuance of the Advisory Agreement with respect to the Equity Fund.

With respect to the Balanced Fund, the Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of other funds designated by Morningstar to have similar investment objectives as well as the Balanced Fund’s performance measured against the Lipper Balanced Fund Index, a broad-based balanced fund market index. The Trustees noted that as of the period ended August 31, 2011, the Balanced Fund’s one-, three-, five- and ten-year average annual returns had underperformed the benchmark. The Trustees also considered the performance information they had been provided throughout the year. After weighing all the factors deemed appropriate, including the environmental screens applied to the Fund’s investment process and the relatively low volatility of the Fund compared to the Fund’s volatility under its previous subadviser, the Trustees, including the Independent Trustees, concluded that the performance of the Balanced Fund supported the continuance of the Advisory Agreement with respect to the Balanced Fund.

The Costs of Services Provided and Profitability.    The Trustees considered the costs of the services provided to the Funds and the profitability and fall-out benefits to the Adviser from its arrangements with the Funds.

The Trustees reviewed and considered an analysis of the advisory fees and total expenses ratios of each Fund and comparative data for multiple categories of mutual funds included in and as defined by Morningstar’s mutual fund database of over 7,000 mutual funds. For the Equity Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was lower than the average advisory fee for socially conscious funds by 26 basis points and lower than that of the average growth and income funds by 22 basis points. The Trustees also noted that the total expense ratio of the Equity Fund of 0.95% was lower than that of the average of socially responsible funds by 28 basis points and lower than that of the average of all growth and income funds by 1 basis point, although it was higher than that of the average growth and income index funds by 36 basis points. For the Balanced Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was higher than the average advisory fee for socially conscious funds (by 4 basis points), socially conscious balanced Funds (by 11 basis points), all balanced funds (by 17 basis points) and balanced funds which have under $100 million in assets (by 14 basis points). The Trustees considered that Green Century had reduced its advisory fee by 10 basis points in 2006. The Trustees also noted that the total expense ratio of the Balanced Fund was capped at 1.38% and that the total expense ratio was higher than that of the average of socially responsible funds by 15 basis points, higher than that of the average of all balanced funds by 33 basis points, and higher than that of the average of balanced funds with assets less than $100 million by 23 basis points.

Green Century provided the Trustees with information relating to the profitability to Green Century of its advisory relationships to the Funds. The Trustees noted that based on information provided by Green Century, the relationship was not profitable. In that regard, the Trustees considered the subadvisory fees and the other expenses incurred by the Adviser in providing advisory services to the Funds. The Trustees also considered the fee received by Green Century for providing administrative services to the Funds and the expenses incurred in providing those services. In considering the cost allocation methodology used by Green Century, the Trustees took into consideration that the Adviser does not provide advisory or administrative services to other mutual funds or non-mutual fund clients. The Trustees also considered Green Century’s non-profit ownership structure, its cost structure and personnel needs, and its investment in shareholder advocacy to further the Funds’ stated intention to promote greater corporate environmental accountability. After reviewing the information described above, the Independent Trustees concluded that the fees specified in the Advisory Agreements, taking into account the costs of the services provided by the Adviser and the profitability to the Adviser of its relationships with the Funds, supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Other Benefits.    With respect to fall-out benefits, the Trustees considered that neither Green Century nor any affiliate of Green Century receives any brokerage fees, soft dollar benefits, liquidity rebates from electronic communications networks or payments for order flow from the trades executed for either Fund. The Trustees noted that Green Century does potentially benefit from its relationship with the Funds due to the Funds’ reputation as the first family of no-load environmentally responsible mutual funds. Further, pursuant to the Advisory Agreements, Green Century has reserved for itself the rights to the names “Green Century Funds” and any similar names; thus, Green Century may benefit in the future from developing other funds or investment products with the Green Century brand. The Trustees concluded that the fall-out benefits to be realized by Green Century were appropriate and supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Economies of Scale.    The Trustees also considered whether economies of scale could be realized by the Adviser as the Funds grew in asset size and the extent to which such economies of scale were reflected in the level of fees charged.

They noted the relatively small size of each Fund and the resultant difficulty of achieving meaningful economies of scale. They considered that if the assets were to increase, the Funds could have the opportunity to experience economies of scale as fixed costs would become a smaller percentage of the Funds’ assets and some of the Funds’ service providers’ fees, as a percentage of the Funds’ assets, could decrease. The Trustees noted that the subadvisory fee structure for the Equity Fund included break-points and that the Equity Fund’s advisory fee would decrease as assets increased. The Trustees concluded that economies of scale could be realized as the Funds grew and that if assets increased significantly the Trustees would have opportunities to negotiate decreases in fees with the Adviser.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Advisory Agreements with respect to the Balanced Fund and the Equity Fund should be continued for an additional one-year period.

INVESTMENT SUBADVISORY AGREEMENT WITH TRILLIUM ASSET MANAGEMENT LLC RELATING TO THE BALANCED FUND

At the meeting on September 30, 2011, the Board of Trustees of the Balanced Fund, including a majority of the Independent Trustees, considered the continuance of the subadvisory agreement between the Trust, on behalf of the Balanced Fund, Green Century, and Trillium Asset Management, LLC(“Trillium”) (the “Subadvisory Agreement”). In connection with their deliberations at the meeting, and in separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Trillium regarding the investment performance of the Balanced Fund, the subadvisory fees paid to Trillium, and the profitability to Trillium of its subadvisory relationship to the Balanced Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the continuance of the Subadvisory Agreement. The Trustees considered all the information provided to them by Trillium, including information provided throughout the year. In approving the continuance of the Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreement included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Subadvisory Agreement, Trillium provided the day-to-day portfolio management of the Balanced Fund, including determining asset and sector allocation; conducting securities selection and discovery; researching and analyzing environmental policies and practices of companies and implementing the Balanced Fund’s environmental screening criteria; managing volatility, risk, and portfolio turnover; and investing the portfolio consistent with the Balanced Fund’s investment objective and policies. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team and noted that Trillium was devoted exclusively to environmentally and socially responsible investing and managed approximately $1 billion in assets. The Trustees also considered Trillium’s compliance record as well as the professional experience and responsiveness of Trillium’s compliance staff. The Trustees also considered Trillium’s leadership in social and environmental responsibility, including its shareholder advocacy efforts.

Based on its review of all of the services provided and to be provided, the Trustees concluded that the nature, quality, and extent of services provided by Trillium supported the continuance of the Subadvisory Agreement.

Investment Performance.    The Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of mutual funds with similar investment objectives as well as other broad-based market indexes. The Trustees noted that as of the period ended August 31, 2011, the Balanced Fund’s one-, three-, five- and ten-year return had underperformed the Lipper Balanced Fund Index. Trillium became the Balanced Fund’s subadviser on November 28, 2005. The Trustees also considered the Balanced Fund’s decrease in volatility in the nearly six years since Trillium became the Balanced Fund’s subadviser. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Balanced Fund, together with Trillium’s investment process, philosophies and experience in environmentally and socially responsible investing, supported the continuance of the Subadvisory Agreement.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees paid by Green Century to Trillium under the Subadvisory Agreement were 0.40% of the value of the average daily net assets of the Balanced Fund up to $30 million, and 0.35% of the value of the average daily net assets of the Balanced Fund in excess of $30 million. The Trustees also that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by the Balanced Fund.

In evaluating the profitability of the Subadvisory Agreement to Trillium, the Trustees noted that based on information provided by Trillium, the relationship was not profitable. The Trustees noted that Trillium stated that it would not realize a level of profitability similar to that of its other advisory clients on the management of the Balanced Fund until assets approach $100 million. The Trustees considered the financial resources Trillium dedicated and the other expenses Trillium incurred in providing subadvisory services to the Balanced Fund, including startup costs relating to the relationship, and additional personnel, legal, trading analysis and compliance costs required in the context of providing subadvisory services to a mutual fund. In considering the cost allocation methodology used by Trillium, the Trustees took under consideration that Trillium does not provide advisory or subadvisory services to other mutual fund clients. The Trustees also considered Trillium’s fee structure and noted, based on the information provided, that the subadvisory fees were lower than the fees Trillium charges its institutional separate account clients.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreement, taking into account the nature and quality of services provided and the costs of the services provided by Trillium, supported the continuance of the Subadvisory Agreement.

Other Benefits.    The Trustees evaluated potential other benefits Trillium may realize from its relationship with the Balanced Fund. The Trustees considered the brokerage practices of Trillium, including the soft dollar commissions that were generated with respect to the Balanced Fund’s portfolio transactions. The Trustees considered that Trillium was not affiliated with a broker/dealer and therefore no benefit would be realized by Trillium through transactions with affiliated brokers. The Trustees also considered the reputational and other advantages Trillium may gain from its relationship with the Balanced Fund. The Trustees concluded that the benefits received by Trillium were reasonable in the context of the relationship between Trillium and the Balanced Fund, and supported the continuance of the Subadvisory Agreement.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by Trillium as the Balanced Fund grew in asset size and the extent to which such economies of scale might be reflected in the subadvisory fees. They noted the relatively small size of the Balanced Fund and considered that if the assets were to increase, Trillium could have the opportunity to experience economies of scale. They also noted that pursuant to the Subadvisory Agreement, the subadvisory fees paid to Trillium by Green Century include a breakpoint at $30 million, so that fees as a percentage of net assets decrease as assets in the Balanced Fund increase. The Trustees concluded that economies of scale could be realized as the Fund grew, and that the fee schedule as specified was appropriate, and supported the continuance of the Subadvisory Agreement.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Subadvisory Agreement should be continued for an additional one-year period.

PRIVACY POLICY

The Green Century Funds respect the privacy of our shareholders and customers. Our policy is to safeguard the personal information you have entrusted to us.

We collect nonpublic personal and financial information from you for the purpose of opening and maintaining a Green Century Funds shareholder account. The information we collect may include your name, address, Social Security Number, birth date, telephone number, email address, and/or bank account number. This information may come from your request for Green Century literature, your account registration forms, transactions in your account and other correspondence.

We do not sell any information about our current or former customers to third parties. Green Century may share your personal and financial information with third parties only:

•	When authorized by you.
•	As required or otherwise permitted by law.
•	To process transactions and service your account.

The third parties with whom we may share your personal and financial information, as described above, may include:

•	Affiliated and non-affiliated service providers (for example, the Funds’ Transfer Agent and printing and mailing providers who process transactions and service your account);
•	Government agencies, other regulatory bodies and law enforcement officials (for example, for tax purposes or for reporting suspicious transactions); and,
•	Other organizations, as permitted by law (for example, for fraud prevention).

Our contracts with service providers require them to maintain the confidentiality of your information.

Green Century restricts access to nonpublic personal and financial information about you to those employees who need to know that information in order to provide products or services to you. We require our employees to guard the confidentiality of your information and we maintain policies and procedures to safeguard your nonpublic personal and financial information.

Privacy Online.    Just as we protect your personal and financial information collected on account registration forms and other correspondence, we also employ security measures to protect your information while you view your account or conduct transactions online. Our online account access website provides a secure platform to prevent unauthorized access to your information. Your Internet browser provides additional security by allowing us to use Secure Socket Layer (SSL) encryption up to 128-bit length encryption (the most secure system currently available) when transmitting your information. In an effort to provide the highest degree of security for your information, we strongly recommend the use of 128-bit encryption browsers. Versions of Mozilla 2.0 and higher, and Microsoft Internet Explorer 6.0 and higher provide this level of security.

Encryption is the process for scrambling your identification and account information as it passes between our system and your computer. The encryption process is built into most Internet browsers. The larger the number of bits for encryption (e.g. 40 or 128) the more difficult (exponentially) it is for an unauthorized person to unscramble the transmission. The highest level of encryption commercially available is 128-bit and is what we recommend to access your information.

Notice.    Green Century will provide you notice of our Privacy Policy annually, as long as you maintain an account with us. Green Century reserves the right to make changes to this policy. We will notify you in writing before we make changes that affect the way we collect and share your information. If you have chosen to receive Green Century documents electronically, we will provide notification to you via email. We will notify you through periodic updates of our Privacy Policy online when we make changes that affect the security measures we employ to protect your information while viewing your account information or conducting transactions online.

Should you have questions, please telephone us at 1-800-93-GREEN.

This Privacy Policy applies to the Green Century Funds and Green Century Capital Management, Inc. (7/09)

The Green Century Funds Privacy Policy is not a part of the Semi-Annual Report.

Semi-Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

711 Atlantic Avenue

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

803 West Michigan Street

Milwaukee, WI 53233

CUSTODIAN

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

TRANSFER AGENT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

January 31, 2012

Balanced

Fund

An investment for your future. Printed on recycled paper with soy-based ink.	Equity Fund

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under item 1 of this Form N-CSR

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30 a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(b)	Certifications required by Rule 30a-2 (b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2 (b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Kristina Curtis
Kristina A. Curtis President and Principal Executive Officer April 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristina Curtis
Kristina A. Curtis President and Principal Executive Officer April 9, 2012

/s/ Kristina Curtis
Kristina A. Curtis Treasurer and Principal Financial Officer April 9, 2012